UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10 (June 9, 2015)

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1600 Tysons Boulevard, Suite 550
McLean, VA 22102
(Address of principal executive offices, including zip code)

(571)730-1200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Previously Engaged Independent Registered Public Accounting Firm

On June 9, 2015, Lightbridge Corporation (the “Company”) dismissed Anderson Bradshaw PLLC (“AB”) as the Company’s independent registered public accounting firm. This dismissal was approved by the Company’s Audit Committee.

AB’s reports on the Company’s financial statements as of and for the years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2014 and December 31, 2013 and from January 1, 2015 through June 9, 2015, AB’s date of dismissal, there were: (i) no disagreements between the Company and AB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of AB, would have caused AB to make reference to the subject matter of the disagreement(s) in their report; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v)(A)-(D) of Regulation S-K).

The Company provided AB with a copy of the above disclosure prior to its filing with the SEC and requested that AB furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not AB agrees with the above disclosure, and if not, stating the aspects with which AB does not agree. A copy of the letter provided by AB is attached to this Current Report on Form 8-K as Exhibit 16.1.

Engagement of New Independent Registered Public Accounting Firm

On June 9, 2015, the Company, at the direction of the Audit Committee, engaged BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2014 and December 31, 2013 and from January 1, 2015 through June 9, 2015, BDO’s date of engagement, neither the Company nor anyone acting on its behalf consulted BDO with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by BDO to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Anderson Bradshaw PLLC addressed to the Securities and Exchange Commission, dated June 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightbridge Corporation

Date: June 10, 2015	By:	/s/ Seth Grae
	Name:	Seth Grae
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
16.1	Letter from Anderson Bradshaw PLLC addressed to the Securities and Exchange Commission, dated June 9, 2015.